BILL OF SALE

This BILL OF SALE (the “Bill of Sale”), dated as of the 28th day of March 2013, is made and delivered by INTERTAINMENT MEDIA, INC., a corporation formed under the laws of Canada (“Seller”), to YAPPN ACQUISITION SUB, INC., a Delaware corporation (“Buyer”), pursuant to, and subject to the terms of, the Asset Purchase Agreement (the “Asset Purchase Agreement”) dated as of the date hereof by and among Seller, Buyer and YAPPN CORP. (the “Company”). The terms of the Asset Purchase Agreement are incorporated herein by reference and capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Asset Purchase Agreement.

NOW, THEREFORE, subject to and in accordance with the terms and conditions of the Asset Purchase Agreement and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby each agree as follows:

Seller hereby irrevocably and unconditionally sells, conveys, assigns, grants, transfers and delivers to Buyer and its successors and assigns, to its and their own use and benefit forever, and Buyer hereby purchases, acquires and accepts, all of Seller’s right, title and interest in and to all of the tangible Purchased Assets, free and clear of any liens, charges or other encumbrances.

All of the terms and provisions of this Bill of Sale shall be binding upon Seller and its successors and assigns, and shall inure to the benefit of Buyer and its successors and assigns.

This Bill of Sale is intended only to document the sale and assignment of the tangible Purchased Assets to Buyer, and that the Asset Purchase Agreement is the exclusive source of the agreement and understanding between Seller and Buyer with respect to the Purchased Assets. Nothing in this Bill of Sale shall limit, expand or otherwise affect any of the representations, warranties or covenants contained in the Asset Purchase Agreement. To the extent any term or provision herein is inconsistent with the Asset Purchase Agreement, the terms and provisions of the Asset Purchase Agreement shall control.

This Bill of Sale may be executed in facsimile and in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute a single instrument.

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IN WITNESS WHEREOF, the undersigned have executed this Bill of Sale as of the date first set forth above.

YAPPN ACQUISITION SUB, INC.

By:
Steven Wayne Parsons
President and Chief Executive Officer

INTERTAINMENT MEDIA, INC.

By:
Name:
Title: